BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                              Period End Balances                       Average Balances
                                                     -------------------------------------    --------------------------------------
                                                                   March 31,                         Quarter Ended March 31,
                                                     -------------------------------------    --------------------------------------
 BALANCE SHEETS                                           2003                 2002               2003                   2002
                                                     ----------------     ----------------    ---------------      -----------------
 ASSETS
 Cash and due from banks                                   $ 563,674            $ 394,407          $ 459,270              $ 416,988
 Trading securities                                           10,658               22,433             10,342                 14,971
 Funds sold                                                   26,642                6,300             29,392                 10,656
 Securities:
   Available for sale                                      4,602,369            3,474,991          4,143,109              3,442,504
   Held for investment                                       199,463              227,058            200,265                230,755
                                                     ----------------     ----------------    ---------------      -----------------
 Total securities                                          4,801,832            3,702,049          4,343,374              3,673,259
 Loans:
   Commercial                                              3,930,850            3,655,257          3,915,425              3,605,359
   Commercial real estate                                  1,544,148            1,370,383          1,538,089              1,351,778
   Residential mortgage                                    1,097,507              815,667          1,093,201                804,410
   Consumer                                                  403,984              407,909            402,398                402,513
                                                     ----------------     ----------------    ---------------      -----------------
 Total loans                                               6,976,489            6,249,216          6,949,113              6,164,060
 Less allowance for loan losses                             (119,699)            (105,900)          (119,959)              (105,166)
                                                     ----------------     ----------------    ---------------      -----------------
 Total loans, net                                          6,856,790            6,143,316          6,829,154              6,058,894
 Premises and equipment, net                                 154,943              139,644            153,292                140,246
 Accrued revenue receivable                                   61,935               69,375             62,241                 61,555
 Intangible assets, net                                      196,256              148,891            197,037                150,384
 Mortgage servicing rights, net                               37,526              102,319             35,727                 93,059
 Real estate and other repossessed assets                      5,350                7,655              6,242                  7,956
 Bankers' acceptances                                         33,210               11,673             16,988                 10,111
 Derivative contracts                                        130,158               42,638            140,846                 45,616
 Other assets                                                 83,993               75,011             82,760                 73,823
                                                     ----------------     ----------------    ---------------      -----------------
 TOTAL ASSETS                                           $ 12,962,967         $ 10,865,711       $ 12,366,665           $ 10,757,518
                                                     ================     ================    ===============      =================


 LIABILITIES AND EQUITY CAPITAL
 Deposits:
   Demand                                                $ 1,460,436          $ 1,126,324        $ 1,292,077            $ 1,112,571
   Interest-bearing transaction                            3,452,180            2,725,740          3,288,874              2,666,154
   Savings                                                   175,224              166,776            168,730                160,082
   Time deposits                                           3,546,880            2,998,119          3,399,813              2,918,473
                                                     ----------------     ----------------    ---------------      -----------------
 Total deposits                                            8,634,720            7,016,959          8,149,494              6,857,280
 Federal funds purchased and
   repurchase agreements                                   1,465,907            1,280,399          1,420,781              1,571,063
 Other borrowed funds                                      1,057,550            1,120,769          1,059,201              1,119,466
 Subordinated debentures                                     155,198              186,081            155,304                186,189
 Accrued interest, taxes, and expenses                        73,200               62,551             66,427                 66,488
 Amount due on unsettled security transactions               233,491              241,500            198,751                  2,683
 Bankers' acceptances                                         33,210               11,673             16,988                 10,111
 Derivative contracts                                        122,253               46,823            131,764                 49,193
 Other liabilities                                            50,598               44,292             51,890                 42,168
                                                     ----------------     ----------------    ---------------      -----------------
 TOTAL LIABILITIES                                        11,826,127           10,011,047         11,250,600              9,904,641
 Equity Capital:
   Stockholders' equity                                    1,096,527              856,714          1,074,141                836,567
   Unrealized securities gains (losses)                       40,313               (2,050)            41,924                 16,310
                                                     ----------------     ----------------    ---------------      -----------------
 TOTAL EQUITY CAPITAL                                      1,136,840              854,664          1,116,065                852,877
                                                     ----------------     ----------------    ---------------      -----------------
 TOTAL LIABILITIES AND
   EQUITY CAPITAL                                       $ 12,962,967         $ 10,865,711       $ 12,366,665           $ 10,757,518
                                                     ================     ================    ===============      =================


                                                             For the Quarter Ended
                                                     -------------------------------------
                                                                       March 31,
                                                     -------------------------------------
 STATEMENTS OF EARNINGS                                   2003                 2002
                                                     ----------------     ----------------
 Interest revenue                                          $ 141,952            $ 143,730
 Interest expense                                             46,441               52,663
                                                     ----------------     ----------------
 Net interest revenue                                         95,511               91,067
 Provision for loan losses                                     9,912                8,866
                                                     ----------------     ----------------
Net interest revenue after
   provision for loan losses                                  85,599               82,201

 Other operating revenue
   Brokerage and trading revenue                               8,679                6,067
   Transaction card revenue                                   13,599               12,486
   Trust fees and commissions                                 10,180               10,374
   Service charges and fees on deposit accounts               18,984               13,855
   Mortgage banking revenue, net                              15,535               10,652
   Leasing revenue                                               859                  892
   Other revenue                                               5,001                5,042
                                                     ----------------     ----------------
  Total fees and commissions                                  72,837               59,368
   Gain on sale of other assets                                  730                  676
   Gain (loss) on sales of securities, net                     9,689               (7,581)
   Gain (loss) on derivatives                                 (1,102)                (536)
                                                     ----------------     ----------------
   Total other operating revenue                              82,154               51,927

 Other operating expense
   Personnel                                                  52,632               43,332
   Business promotion                                          3,471                2,878
   Professional fees and services                              3,765                2,908
   Net occupancy & equipment                                  11,061               10,340
   Data processing & communications                           12,643               10,438
   FDIC and other insurance                                      516                  439
   Printing, postage and supplies                              3,359                3,057
   Net (gains) losses and operating expenses
     on repossessed assets                                         8                   47
   Amortization of intangible assets                           1,777                1,887
   Mortgage banking costs                                     14,442                8,357
   Provision for impairment of mortgage
     servicing rights                                         (7,830)              (5,278)
   Other expense                                               3,082                4,746
                                                     ----------------     ----------------
 Total other operating expense                                98,926               83,151

 Income before taxes                                          68,827               50,977
 Federal and state income taxes                               24,640               18,045
                                                     ----------------     ----------------

 Net Income                                                 $ 44,187             $ 32,932
                                                     ================     ================


                                                             For the Quarter Ended
                                                     -------------------------------------
                                                                       March 31,
                                                     -------------------------------------
 FINANCIAL DATA                                           2003                 2002
                                                     ----------------     ----------------

 Capital:
   Average equity                                        $ 1,116,065            $ 852,877
   Period-end equity                                     $ 1,136,840            $ 854,664
   Risk-based capital ratios:
     Tier 1                                                    9.20%                8.49%
     Total capital                                            12.11%               11.99%
   Leverage ratio                                              7.03%                6.63%

 Common stock:
   Book value per share                                      $ 20.61              $ 16.17
                                                     ================     ================

   Basic earnings per share                                   $ 0.79               $ 0.62
                                                     ================     ================

   Diluted earnings per share                                 $ 0.71               $ 0.55
                                                     ================     ================


 Period end common shares outstanding                     55,185,817           52,881,837

 Average shares outstanding:
     Basic                                                55,154,698           52,868,907
     Diluted                                              62,567,374           60,122,929

 Key ratios:
   Return on average assets                                    1.45%                1.24%
   Return on average equity                                   16.06%               15.66%
   Net interest margin                                         3.57%                3.86%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                         $ 50,713             $ 41,881
   Real estate and other repossessed assets                    5,350                7,655
                                                     ----------------     ----------------
                 Total nonperforming assets                 $ 56,063             $ 49,536
                                                     ================     ================

   90-day past due                                           $ 7,921             $ 13,023
                                                     ================     ================

 Gross charge-offs                                           $ 8,051              $ 6,256
 Recoveries                                                    1,768                1,385
                                                     ----------------     ----------------
 Net charge-offs (recoveries)                                $ 6,283              $ 4,871
                                                     ================     ================

 Key ratios:
   Reserve for loan losses to period end loans (1)             1.75%                1.72%
   Nonperforming assets to period
     end loans (1) and repossessed assets                      0.82%                0.80%
   Net charge-offs (annualized) to average loans (1)           0.37%                0.32%
   Reserve for loan losses to nonperforming loans            236.03%              252.86%

 (1) Excluding residential mortgage loans held for sale.

                                                            For the Quarter Ended
                                                     -------------------------------------
                                                                       March 31,
                                                     -------------------------------------
                                                          2003                 2002
                                                     ----------------     ----------------
 Other Data:
 Average earning assets                                 $ 11,212,262          $ 9,757,780
 Average total assets                                   $ 12,366,665         $ 10,757,518
 Average equity                                          $ 1,116,065            $ 852,877
 Average loans                                           $ 6,949,113          $ 6,164,060
 Loans held for sale (Period end)                          $ 146,092             $ 89,439
 Loans held for sale (Average)                             $ 122,248            $ 122,651
 Tax equivalent adjustment                                   $ 1,403              $ 1,696
 Preferred stock dividends - BOKF                              $ 375                $ 375
 Period end common shares O/S                             55,185,817           52,881,837
 Period end fully diluted shares                          62,598,493           59,924,577
 Number of days in period                                         90                   90

 Tangible Book Value per Common Share                        $ 17.05              $ 13.35
                                                     ================     ================
 Stock Buy Back Program:
 Stock buy back # shares                                           -                    -
 Stock buy back account                                          $ -                  $ -
                                                     ----------------     ----------------
   Average price per share                                       $ -                  $ -
                                                     ================     ================
 Mortgage Banking:
   Mortgage servicing portfolio                          $ 5,090,974          $ 6,222,509
   Mortgage loan fundings during quarter                   $ 331,425            $ 207,679
      Mortgage loan refinances to total fundings              74.40%               62.39%

 Trust Assets:
   Total trust assets                                   $ 17,131,694         $ 18,187,855